                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 1999


          CONSECO FINANCE SECURITIZED NET INTEREST MARGIN TRUST 1995-A
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             (Exact name of registrant as specified in its charter)



        Minnesota                     33-53527              41-1815020
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)            file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and First Bank National Association (the "Trustee"), on December 15, 1999, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.      Description
               -----------      -----------

                  99.1          Monthly Report delivered to
                                Certificateholders on
                                December 15, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 1999


                                      SECURITIZED NET INTEREST MARGIN
                                      TRUST 1995-A

                                      By  CONSECO FINANCE CORP.
                                          as Servicer with respect to the Trust


                                      By: /s/ Phyllis A. Knight
                                          -------------------------------------
                                          Phyllis A. Knight
                                          Senior Vice President and Treasurer

                                INDEX TO EXHIBITS


Exhibit
Number                                                                Page
-------                                                               ----

 99.1   Monthly Report delivered to Certificateholders                  5
        on December 15, 1999.